Listing Report:Supplement No. 61 dated Sep 24, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 414208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.08%	Starting monthly payment:	$340.44

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2007	Debt/Income ratio:	25%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Neema0910	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing remodeling my home
Purpose of loan:
This loan will be used to? finish remodeling my house. We are adding a 2nd bathroom off the kitchen and the rest of the money to pay off high interest debt.

My financial situation:
I am a good candidate for this loan because? I have had a stable job since I was 18 years old. I've been working for the IL Department of Healthcare and Family Services for over three years now. My husband is a Caster Foreman for Arcelor Mittal (A Steel Company). I know I can't list my husband's income for this listing, but we are both more than willing to prove we bring home combined $100,000 dollars a year. Recently I had my first child. A little boy named Derek James Bury II. He is in the picture with his Daddy who he's named for. Please feel free to ask any questions. I will answer them all.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 520
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,375.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.65%	Starting borrower rate/APR:	12.65% / 14.79%	Starting monthly payment:	$180.20

Auction yield range:	3.18% - 11.65%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1991	Debt/Income ratio:	5%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$678	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	draytonsawyer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	800-820 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	720-740 (Nov-2007) 800-820 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
This is a sure thing!!
???? Hello!! ?????????????? This will be my third loan from prosper. i have had 2 prior loans which i paid off? perfectly. we want to go on vacation as well as buy a few things that are needed around the house. Thank you for your lending consideration!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	39%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,092	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	silver-encourager	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help with daycare
Purpose of loan:
This loan will be used to? help pay for last childs daycare and pay some bills

My financial situation:
I am a good candidate for this loan because? I have a stable job as a special education teacher.? I also have a weekend respite job, working with students with disabilities.? I recently picked up a job with papa johns.

Monthly net income: $ 2800 teaching- 1000-2000 respite, around 800-1200 with papa johns(based on working hours and minimal tips.? This is a low average.

Monthly expenses: $
??Housing: $ 1465 split with fiance
??Insurance: $ 102
??Car expenses: $ 425
??Utilities: $ 300
??Phone, cable, internet: $ 169
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 400 month for daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	18%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	16	Total credit lines:	51	Length of status:	6y 4m
Amount delinquent:	$4,783	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	78	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jojob8	Borrower's state:	Arkansas	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	0 ( 0% )	520-540 (Jun-2008) 520-540 (May-2008)
Principal balance:	$811.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Loan-Credit UP 60PTS-Sure Thing
Purpose of loan:
I will be using this loan to get my transmission repaired, tuition balance remaining for my Graduate certificate program that I am currently enrolled in, dental work including a crown and two root canals, and I will also pay off my current prosper loan for consolidation purposes.

My Financial Situation:
?I am current on my prosper loan and improved my credit score by 60 points within a year. I am a good candidate also because I have lived and learned from past mistakes. I am in the process of rebuilding my life, I am paying my debts through Chapter 13 and have been paying $176.77/week since 2003 and that speaks volumes about my ability to pay my bills also because I have never been late with that payment either. So the DQ?s are under my bankruptcy payment and are getting paid. My bankruptcy will be paid in full as of November 2009 (yeah God). I am a diamond in the rough, although I am listed as an HR I don?t think of myself that way, since I know better I do better and I pride myself on the tremendous progress I have made concerning my spending habits and my responsibilities. God bless you. I will use Automatic Pay for my monthly payments!

Monthly net income: $ 1400 + $2000 (Husband's income) = $3,400

Monthly expenses:
?$ Housing: $ 430.00
Insurance: $ Automatically deducted from pay check
Car expenses: $ 150.00 (gas; 30 minute commute to work/day)
Utilities: $ 200.00
Phone, cable, internet: $ 55.00
Food, entertainment: $ 150.00
Clothing, household expenses $ 100.00
Credit cards and other loans: $ 707.08 chapter 13 payments(payroll deducted) Discharged in November 2009
Other expenses: $ 140.00 tithes church & $49.76 current prosper loan payment
Total Expenses: $1981.84
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1989	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	62	Length of status:	0y 1m
Amount delinquent:	$19,995	Revolving credit balance:	$9,350	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	2
Screen name:	zebra9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting My Smaller Accounts Closed
Purpose of loan:
This loan will be used to close off my smaller accounts in order to focus all my efforts to minimizing and then eliminating the larger account balances?

My financial situation:
I am a good candidate for this loan because the amount I am requesting?is relatively small, I am employed full time now?and I intend to have the loan paid off within 16 months or less?

Additional Comments:

The loan itself in a way represents breathing room so that I can resume the implementation of my debt elimination plan. With your help I believe that this can be accomplished quite effectively.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$275.94

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2004	Debt/Income ratio:	40%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,817	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	z3stfullyclean	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	0 ( 0% )	620-640 (Oct-2007)
Principal balance:	$1,951.74	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Consolidating debt for new baby
Purpose of loan:
My wife and I are expecting our first child, so we would like to consolidate our debt into one easy payment, with a lower interest rate, in order to save money for our future. Please help us to accomplish this goal for our new family.

My financial situation:
We both have great credit history, with no record of a late payment. We obtained a loan through Prosper two and half years ago for our wedding and have kept our payments current and on time. We also have jobs with great stability .

Monthly net income: $ 5014.00

Monthly expenses: $
??Housing: $ 970.00
??Insurance: $ 242.00
??Car expenses: $?400.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 174.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$187.19

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1997	Debt/Income ratio:	31%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,195	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Rumi24	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2007)
Principal balance:	$1,123.66	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Need lower interest rate
I need this loan at?a lower interest rate?& I need to consolidate my bills.? I have?had a very bad time with my parents health but both are very healthy?now, thanks to great cancer specialists and great doctors.? I am very responsible with my finances.? I am usually very early with my payments?and frequently make more than one payment a month.?I have paid off extra bills due to my parents and brother who was unemployed but is now working.? I do not have kids or a mortgage payment.? This will consolidate everything I have left to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$783.41

Auction yield range:	3.18% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1989	Debt/Income ratio:	39%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,614	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-renewal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of share in Housing Coop
Purpose of loan:
This loan will be used to? To purchase a share in the Dos Pinos Housing Cooperative located in Davis, California.? My payment on the loan combined with my monthly membership fee to the cooperative will be less than what I pay now for rental housing.

My financial situation:
I am a good candidate for this loan because? I have excellent credit, I have stable employment, I have approximately $95,000 in assests consisiting of IRAs, Mutual Funds and stocks.? I have in-depth knowledge of finance and I worked for ten years in the field of micro finance and one year in a consumer credit counseling non profit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$546.06

Auction yield range:	17.18% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	11%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,111	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	auction-lesson	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I would like to get this loan because I would like to pay off my high interest credit card debt so that I can focus on my mortgage and save extra money.? I am a mother of 5 kids, I had twins January 2009 and my expenses have increased.? Due to the economy and real estate market, I am unable to get a consolidation loan from the bank even though my credit score is good.

My financial situation:
I am a good financial candidate because I have a full-time job and I pay my bills on time, I am just looking to pay them off sooner than later.? I share my household expenses with my spouse and I am only looking to pay off my own personal debt.

Monthly net income: $5112

Monthly expenses: $
??Housing: $?2387
??Insurance: $ 156
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 66
??Food, entertainment: $?0
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 570
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$150.82

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	28%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$109,998	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rewardologist	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Despite the proprietary Prosper.com credit rating, my long credit history proves that I NEVER have been late with my debt payments.? After paying for my MBA mostly with credit cards I plan to consolidate this debt, hopefully at a better rate.? I earn a solid income, receive an annual bonus equal to 80% or more of my base pay and fortunately work for a company that has come through the financial crisis in great shape.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.23%	Starting monthly payment:	$47.71

Auction yield range:	8.18% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,858	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hurricanewoof	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family car broken air conditioner
This loan will be used to? pay for repairs to our family car?s air conditioning unit.
2006 Ford Expedition rear seal failure 3 weeks ago.The complete estimate is just over $1200.I am a good candidate for this loan because?I have had a steady job for the past 8 years as a chiropractor and own the office in which I work.
I pay all my bills on time and have never declared bankruptcy or defaulted on a loan.
Our mortgage is in my wife?s name and her income pays all housing related bills.? My income covers insurances, the vehicles, gas, food, fun, my student loan, and my personal credit card payments.?
Monthly net income: $ 3709.50 minimum ? higher during more productive months
Monthly expenses: $2721.54
? Housing: $0
? Insurance: $401.76
? Car expenses: $477.00 25 payments left
? Utilities: $0
? Phone, cable, internet: $0
? Food, entertainment: $1020
? Clothing, household expenses $100.00
? Credit cards and other loans: $572.78 min payment
? Student Loan: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$220.31

Auction yield range:	8.18% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	10%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	vista5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills from son in hospital
Purpose of loan:
This loan will be used to pay off medical?bills.? I have a son with disabilities and due to his hospital stays, I have incurred?a lot of medical expenses above and beyond what my insurance would cover.

My financial situation:
I am a good candidate for this loan because I have a stable income.? I have been employed with the same company for the past 13 years.? I am an honest and hard working person that will pay this loan back....I promise.

Monthly net income: $ 4062

Monthly expenses:
Housing: $ 850
Insurance: $ 115
Car expenses: $ 100
Utilities: $ 150 - $ 200
Phone, cable, internet: $ 100
Food, household: $ 250

Thank you for taking the time to consider my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1986	Debt/Income ratio:	41%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	24y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,862	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	rdnck84404	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Oct-2008) 560-580 (Sep-2007) 560-580 (Aug-2007)
Principal balance:	$942.71	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Windows need upgrade
Purpose of loan: Need to replace the windows in my house. They are old and?not very energy effecient and badly in need of upgrade.
I will pay back my current prosper loan and use the rest of the money to have 9?windows replaced.

My financial situation:
I am a good candidate for this loan because: I currently have a prosper loanand have paid on it for almost 2 years now??I always pay my bills no matter what. Replacing the windows will save alot of money in heating and cooling costs. Not to mention the rebates and government tax credits for doing so. Thank you for your attention.

Monthly net income: $ My net is $5600.00 my wifes is $ 1800.00

Monthly expenses: $
??Housing: $ 1399.00
??Insurance: $ 121.00
??Car expenses: $ 800.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 800.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,744	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cash-saguaro6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit card and debt

My financial situation:
I am a good candidate for this loan because? I have a great credit score, always make my payments on time, just got out of college and have a very stable job in a family business, and I am ready to consolidate my debt.

Monthly net income: $ 2,200

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?120
??Phone, cable, internet: $ 85
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,433	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ideal-loan3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hobby Shop Start Up Money
Purpose of loan:
This loan will be used to? Start up of a brand new hobby shop in Westchester County, NY.? There are many components of this store and I have a business plan if anyone would like to request to look at it I will let you look over some of the details.? This is not a?hobby shop in the traditional sense.? It goes a few steps beyond.? We will carry Models, RC?Gas Power Vehicles like?cars, planes and helicopters, Sports Cards and memorabilia, RPG and TCG's like Dungeons and Dragons and Magic the Gathering, Toys, Games, Warhammer, Comics and Skateboarding.? The start up capital I am requesting now is for building up the store (ie. Carpeting, Drop Ceilings, Counters, Showcases, Slat wall, and other items to help start up the store).? It might cover some initial inventory.? I have 25,000 of my own person capital that I am putting into this store.?

My financial situation:
I am a good candidate for this loan because? I am honest and trust worthy.? I have great personal credit for a reason.? I use to be a truck driver but I have since been burned out by being on the road.? Toys and hobbies was a huge past time for me and have had worked in hobby stores in the past.? I have over 7 years experience dealing in the hobby industry.? I will be getting a secondary job cause I know I won't be making enough money in the beginning and will need to make my own personal bills along with repaying this loan.? If you have any further questions please don't hesitate to ask.? I want you to be a part of my success and will hope to make this a building business relationship with who ever will help my store be successful.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$421.13

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1990	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	23y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,681	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	1nyyank	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$5,867.70	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
"Debt Free Before Retirement"
Purpose of loan:
This loan will be used to?pay off credit card debt and student loans?I have acquired with four sons and six grandchildren.? I am trying to be smarter for my retirement and help myself first before I help others, then I can give back!? I would love to be debt free to help other on Prosper and not owe the government run banks or credit card companies none of my money.?

My financial situation:
I am a great candidate for this loan because? I have always been a great worker and have 24 years of teaching experience.? I went back to school and got another degree to increase my income by 7500.00 a year because I only have 8 more years to teach and wanted to bump up my retirement.? I had to take out a loan to do this.? But I want to be debt free in 3 to 5 years and not rely on anyone but myself to enjoy my retirement. I want to live my later years enjoying my 6 grandchildren and helping them fulfill their dreams by being a great role model.? I always pay my bills. And I am grateful for my first Prosper Loan.? And if my second loan is funded I can complete my goal and then I would like to become? Prosper investor and help others accomplish the same goals. America needs to get back to this way of banking and helping people!

Monthly net income: $ 3640.00

Monthly expenses: $ 3200-3400.00
??Housing: $ 1200.00
??Insurance: $ 259.00
??Car expenses: $ 324.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 152.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1050.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$170.89

Auction yield range:	11.18% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,591	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enchanted-euro	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To reduce old high interest debts.
Purpose of loan:
This loan will be used to pay off some old high interest debts.

My financial situation:
I am a good candidate for this loan because I started making good money.? I completed payment on my SUV.? But I have some other old high interest debts which I would like to reduce.
Monthly take home income $4,600
Expense.
Mortgage $1835
Credit Cards$ 525
Utilities $ 400
Gas/Insurance/Misc $300
Phone $125
Grovery etc.? $200
Misc. $200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	26%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,571	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sincere-economy2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off my high interest credit card debt. I had moved high interest student loans to my?(at the time) low interest credit cards. Now because of the economy all of the interest rates have sky rocketed!

My financial situation:
I am a good candidate for this loan because I have a job where I have had stable income for 2 years and there is?potential for financial growth, even though my debt and interest rates are high I still pay every bill I have on time and of the right amount, and I am motivated to pay this off?quickly and correctly.

I am not sure why my Prosper score is?HR! My credit score is?above?680, my job is stable and I am not at risk for being laid off due to the economy,?I have enough income to make monthly payments?(I have alreay been making these payments for some time now. I just need a lower interest rate so I can get rid of this debt?faster), and I have a roommate that splits expenses with me so my living costs are low. As soon as I get this loan I am going to cancel the credit cards, lowering my available debt.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 625
??Insurance: $?
??Car expenses: $?
??Utilities: $?
??Phone, cable, internet: $?
??Food, entertainment: $?200
??Clothing, household expenses $??50
??Credit cards and other loans: $ 100 (Student Loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1998	Debt/Income ratio:	47%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,427	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mountain7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.18% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	59%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	25 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,812	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yahoo13180	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Jul-2009) 600-620 (May-2008)
Principal balance:	$4,736.66	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Refinancing - Bye-bye Credit Cards!
Purpose of loan:
This loan will help me to eliminate several high interest (and evil) credit cards and combine and lower my monthly payments!

A little about me:
I am a music teacher in a small town in Ohio--though I live in West Virginia. My wife and I were thrilled when we had our first child last December. Beginning a family certainly puts ones life in perspective, and a part of mine includes eliminating my debt--starting with credit cards.

My financial situation:
My yearly income is approximately $49,000. My wife is not a co-applicant, but I still believe her income is important to know since so much of our debt is intertwined: She has an income of approximately $50,000 yearly. Our monthly expenses, including a home and an auto loan, credit cards,?bills, and expenses, is approximately $5,300 with a monthly income of approximately $6,000, after taxes. I also have some savings as a cushion.

The BIG Question: Repayment!
The prominent question is "Can he repay his loan in 36 months?" The answer is "absolutely!" I have never defaulted on a debt, never filed for bankruptcy, and have an excellent payment history. My current Prosper loan is a testament to that. This loan will consolidate and refinance my cards and eliminate them! Most important to me is what my father taught me: the good old fashioned American value that a man is only as good as his honorable word and that is what I give you - my word to repay, in-full and on time. Take a chance with me and I will guarantee you a successful investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.68%	Starting borrower rate/APR:	28.68% / 31.04%	Starting monthly payment:	$312.99

Auction yield range:	14.18% - 27.68%	Estimated loss impact:	15.26%
Lender servicing fee:	1.00%	Estimated return:	12.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,475	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GIMOKE9717	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 640-660 (Jan-2008)
Principal balance:	$4,349.39	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidate a few accounts
Purpose of loan:
I would like to get this loan to consolidate?a few accounts?that I have.?

My financial situation:
Since my last loan with Prosper, I have been able to purchase a home.? I had to do a few home improvements and would like to consolidate those with my current prosper loan.? I currently owe $4350 to Prosper and would like to?get $7500?to that to pay off the loans from my home repairs.? The last Prosper loan helped me to consolidate bills from an abusive marriage that I was able to finally get out of.? Thanks to that loan, I was able to purchase my home.? For that. I'd like to say "Thank you!"?
Monthly net income: $ 2398.00???

Monthly expenses: $?1900.00???????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	15%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 0	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	3y 9m
Amount delinquent:	$109	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	becki2300	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to pay off several credit cards.

My financial situation:
I am a good candidate for this loan because I work as the Office Administrator at a family-owned consulting firm, at which I have been employed since December 2005.? The purpose of the loan would be to payoff several credit cards in order to have a lower combined monthly payment.? I had been enrolled in a debt management program with CCCS of Greater Atlanta to pay off the debt and have reduced the amount by half over the past 2 ? years, but recently ended the program in order to have a lower monthly payment.? Prior to ending the program, I had made consistent payments, and?was not ever late on any of those payments.? I have been in the process of taking over the payments directly since ending the program, which?explains the delinquency?items on the credit report.? I am attempting to get this personal loan in order to pay off the credit cards?directly and?have one monthly payment to repay.

I am responsible, have long-term, stable employment and pay all of my bills first?before spending money on anything else.? I?am working a second, part-time job in the evenings and on the weekends?in order to ensure prompt and complete repayment of the loan.? In addition, my fiance will be assisting in the repayment of the monthly loan payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	31.50%	Starting borrower rate/APR:	32.50% / 36.59%	Starting monthly payment:	$43.83

Auction yield range:	17.18% - 31.50%	Estimated loss impact:	20.85%
Lender servicing fee:	1.00%	Estimated return:	10.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	15%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	10	Total credit lines:	39	Length of status:	6y 3m
Amount delinquent:	$12,458	Revolving credit balance:	$34,580	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	53	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Hannes	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 620-640 (Apr-2008)
Principal balance:	$1,011.34	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Move Mom to SC
Thanks to my first Loan i did get my Mom to SC,? she now needs a lot of help?with Doctor bills because she had a Stroke, it is very hard for me to take care?of? some of her Expenses, it would really help if i can get another Loan to cover some of her Medication Bills and Dentis Thank you?

My financial situation: I I have allways have a good Credit report until a few Years ago, i starte helping my Mom paying a lot of Medication and helpd out wit Rent and Bills, the mostley went on my Creditcards I have a House and never?been late with my Morgtage also have the same Bank now than i had with my Mortage befor,?i have never been late in 20 Years , i payd my Car off witout? being once late, My Credt gat ruind by an Ex wich i had Co signd one Loan and just gat two others also in my Name, wich i deeply regret. I allways pay my Bils and will? work hard to get everything restored, i asure you that i will pay the Loan back to the last Cent.

Monthly net income: $3000

Monthly expenses: $
??Housing: $ 742
??Insurance: $ 150
??Car expenses: $ none
??Utilities: $ 150
??Phone, cable, internet: $69
??Food, entertainment: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200to300
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	25	Length of status:	25y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,720	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reasonable-duty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills
Purpose of loan:
This loan will be used to? pay parents medical bills

My financial situation:
I am a good candidate for this loan because? I live at home rent free and have?a steady job. Recent medical bills incurred by my parents have caused me to fall behind in bills.

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 65.00
??Car expenses: $ 0.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,075.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$77.11

Auction yield range:	14.18% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	5	Length of status:	0y 8m
Amount delinquent:	$13	Revolving credit balance:	$14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	healthy-treasure	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me help my credit score
undefinedundefinedundefined Purpose of loan:
This loan will be used to catch up on the credit card debt I accumulated while injured and unemployed. I worked hard to learn and build a career that I was permanently injured from and have to start over. During the time that I was unable to work I racked up debt trying to stay afloat. I have to get this under control before it ruins my life. I am 22 and have too much to work towards to be forever looking back. I don?t need a lot, just enough to get my life back under control and have a month or two that I can save more than I spend.
My financial situation:
I am a good candidate for this loan because I want to do more with my life then just pay off debt.? I work hard and am trying to start my own business while I am at it.? I have never borrowed what I could not pay back and will do whatever I can to get this loan?paid back?as quick as possible. I do not pay rent or car payments so I am not likely to get behind on the payments
Monthly net income: $ 5500 ( prosper does not allow me to add my long term fianc??s income) he pays both rent, car payments and most utilities so that my paychecks can go to lowering my debt)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 18
??Car expenses: $ 75
??Utilities: $ 75
??Phone, cable, internet: $ 0
??Food, entertainment: $ 80
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 250
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 37.65%	Starting monthly payment:	$53.76

Auction yield range:	17.18% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	1y 5m
Amount delinquent:	$213	Revolving credit balance:	$1,746	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	KandiShop	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$7,094.87	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Marketing for Love Sick Events
Purpose of loan:
This loan will be used to help with marketing materials for my event planning company Love Sick Events( brouchers, postcards, website). I currently have a website and a blog put need a little upgrading.Love Sick Events is a a boutique event planning company that specializes in baby showers and childrens parties. I love what I do and what to expand so that I make what I deserve. My blog is @ http://www.lovesickevents.blogspot.com/and my website ishttp://www.wix.com/lovesickevents/love-sick

My financial situation:
I am a good candidate for this loan because I?always pay my loan?ontime.?

Monthly net income: $ 1936

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1997	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	5y 7m
Amount delinquent:	$1,283	Revolving credit balance:	$11,853	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jhedlind	Borrower's state:	Oregon	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of the loan.
Our online and offline store needs more inventory (clothes, accessories etc.) and we also need to refurnish the building where our shop is.
The physical store is in the Philippines.

We are qualified for this loan because we are a couple who have stable monthly income. First is the Army income and secondary are the business venture we have on the side located in the Philippines.

Monthly net income: $6626

Monthly expenses (My wife and I) before this Prosper Loan
??Housing: $0 (Army pays for the housing)
??Insurance: $300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1000 (we only have one CC)
??_____________________________ $1850= Total Monthly Expenses$4476- money left every monthWe have this much money left every month so money is really not a burden to us but we are engaged in a business venture. We need to smooth the investment capital into the company?so we are not cash poor each month.
Thank you for looking!

The two delinquencies are:

1. A Cellular phonce bill charged off by Verizon Wireless.? This was not my husband's bill but belonged to a former girlfriend and he refuses to pay it.? The item had previously been deleted from his credit report but was re-aged and re-added to his credit report,? The bill was in HER name, but apparently the account was created with him as a cosigner.? We are still fighting it.? This item is from 2005.

2. Collection account due to apartment rented with former girlfriend.? Charges are additional rent charged by the rental company because she failed to move out by the move-out date after we gave notice terminating the rental agreement.? He also refuses to pay these charges.? This item is from 2004.Finally, we can rest assure you that we will pay this loan in as much as it will be automatically deducted in our account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$308.78

Auction yield range:	6.18% - 32.00%	Estimated loss impact:	5.59%
Lender servicing fee:	1.00%	Estimated return:	26.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	26%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$944	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-punctual-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utility Footwear Business
Purpose of loan:
For the past few months I have been working on starting a new business for a foldable, self-containable Mary Jane shoe that I invented called The Flip Slip. It is a Patent Pending shoe that fits in a pocket and converts into a hard-soled walking shoe for the relief of high-heels. I'm very excited about the potential of this business and think it's a much needed and long overdue product!

I have a business plan that I have been working on for the past few months and my goal is to be in business in three to four months. I hired a footwear designer that will take my prototype and turn it into a market-ready sample. The footwear designer is also well connected with footwear manufactures in Asia and America and we will be looking at the potential for Made in the USA!

Moving forward, there are a lot of resources I will need in order to get this business started. At the moment, I need a small business loan to help get a great business off the ground, and at the same time, I am offering a great interest rate as an incentive to investment in my business. Please contact me anytime if you have any questions or are interested.

Thanks and God Bless!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$131.97

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1997	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	20y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,279	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Shark1056	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards & loans
Purpose of loan:
I will be using my prosper loan to pay off my credit cards and a personal loan.?

My financial situation:
I was put in this situation by both of my cars breaking down in the same week.? The engine blew up in one car and the transmission went out in the other.??I will be more then willing to pay this loan off early if someone has faith in me.

Monthly net income: $ 5400

My payments currently:
Capital One???????????? ?$700????????????$75????????26.99%
Applied Card????????????$480??????????? $75????????29.00%
American General???? $1950???????? $150????? 27.00%
Dell Computer??????????$1025?????????? $70???????29.99%

After prosper loan:
I will be able to cut my payments by almost $400 a month after the loan
Monthly expenses: $ 3300
??Housing: $ 1250????
??Insurance: $ 160
??Car expenses: $ 550
??Utilities: $ 240
??Phone, cable, internet: $ 125
??Food, entertainment: $ 750
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	11.18% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,631	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-cargo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vacation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1988	Debt/Income ratio:	34%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,428	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	platinum-sumac	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off some of my credit card debt.

My financial situation:
I am a good candidate for this loan because? I have been with my current employer for over 10 years. My recent increase of credit card debt was due to having to leave my husband who is an alcoholic.

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1162
??Insurance: $
??Car expenses: $ 354
??Utilities: $ 130
??Phone, cable, internet: $ 250
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,416	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	46	Homeownership:	No
Inquiries last 6m:	2
Screen name:	receptive-economy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
re list-bereavement travel
Purpose of loan:
This loan will be used to? THIS LOAN WAS FUNDED BUT DUE TO AN ISSUE WITH MY NAME CHANGE SINCE A RECENT MARRIAGE I WAS NOT ABLE TO GET THE REQUIRED PAPERWORK TO PROSPER IN TIME.? I WILL HAVE EVERYTHING TAKEN CARE OF BY THE TIME THIS LISTING CLOSES.? THANK YOU ALL WHO BID LAST TIME AND I HOPE YOU DO AGAIN.

Pay myself back for the costs of travel from my husband's sisters death.? We are paying cash for this and would like to finance it with good people such as yourself rather than VISA.

My financial situation:
I am a good candidate for this loan because?I work as a nurse and make good money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2000	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,470	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	11
Screen name:	cunning-payout	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase a Folding Camper
Purpose of loan:
This loan will be used to buy a folding camper

My financial situation:
I am a good candidate for this loan because?I will easily be able to make the payments.? I do not have a home lone, I own my home outright.? I have had some issues in the past and have been working for the last 5 years to rebuild my credit and prove myself to be responsable.

Monthly net income:? Aprox $6100

Monthly expenses: $
??Housing: $? 0
??Insurance: $?125
??Car expenses: $ 440
??Utilities: $ 150
??Phone, cable, internet: $ 113
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2001	Debt/Income ratio:	18%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,212	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mwd2411	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-660 (Aug-2009) 560-580 (Jul-2008)
Principal balance:	$1,984.63	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay Off Personal Loans
Purpose of loan:
This loan will be used to pay back money I borrowed from friends and family. I HATE owing friends money and would much rather pay interest to the lenders of Prosper than to feel uncomfortable around my family and friends.

My financial situation:
I am a good candidate for this loan because I take my debt and repayments VERY seriously. I was not good with my credit during college and have paid the price but am working hard to improve it and have made great strides over recent years. I am an accountant with a very prominent Italian restaurant throughout the midwest and have been with the company for 9 years. I make over $45,000/year. I have NEVER skipped out on a debt and will treat this loan the same. I have an excellent history making payments on my first Prosper loan and lenders should have no worries about taking a risk on me other than what to do with all the interest they will be earning!

Monthly net income: $ 2,500

Monthly expenses: $ 2085
??Housing: $310
??Insurance: $50
??Car expenses: $125
??Utilities: $50
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $50
??Credit cards and other loans: $700
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,363	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abdulfrk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,292.37	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
buying a new car for my family
Purpose of loan:
This loan will be used to? i need a car for my family

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2500

Monthly expenses: $?total 1100
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 49
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.18% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1979	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,118	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 700-720 (Jul-2009) 700-720 (May-2009) 620-640 (Mar-2008)
Principal balance:	$2,810.82	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Elk Hunt in Colorado!
Purpose of loan:
This loan will be used to??take advantage of a friend's offer for a relatively low-cost vacation.? He and his Dad have invited me along on a Colorado elk hunt.? I've been before -- years and years ago -- and would love to go again.? My cost for the trip will be?cheap compared to the last time I went.?

My financial situation:
I am a good candidate for this loan because? I have sufficient income to meet my obligations, and my wife's income is about $12,000.00 per year before taxes.? The income and expenses below reflect MY personal income and MY half of our joint expenses.?

Monthly net income: $ 2,494.00

Monthly expenses: $?1,212.00
??Housing: $?207
??Insurance: $?20
??Car expenses: $?200
??Utilities: $?100
??Phone, cable, internet: $?60
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?250
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.56%	Starting borrower rate/APR:	16.56% / 18.75%	Starting monthly payment:	$283.47

Auction yield range:	3.18% - 15.56%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	14.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,608	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consulting contract bridge funding
This loan is to provide bridge funding on two new consulting contracts I received this month. I will receive payment on these by the end of the year from my long term customers. My credit is excellent and I have been wanting to finally use Prosper if the rate is better than bank funding. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,150.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.59%	Starting monthly payment:	$52.02

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 6m
Amount delinquent:	$314	Revolving credit balance:	$16,454	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nuberlin06	Borrower's state:	Wisconsin	Borrower's group:	Wisconsin Area Investors, Borrowers and Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 660-680 (Jun-2008) 640-660 (Dec-2007) 640-660 (Nov-2007)
Principal balance:	$736.81	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Building My Real Estate Business
Purpose of loan:
This loan will be used to cover needed cash for continuing education, marketing and Realtor dues in the next couple of months.

My financial situation:
I am a good candidate for this loan because it will be used for marketing and continued education expenses to build my real estate business.? I have never missed a payment on either of my Prosper loans and have paid one in full.? I am a responsible borrower and use credit wisely.

Monthly net income: $ 2450.00 ???? ????

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 95.00
??Car expenses: $ 325.00
??Utilities: $ 325.00
??Phone, cable, internet: $ 195.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 325.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	41%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,698	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Godbless	Borrower's state:	Missouri	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 55% )	680-700 (Latest)
Principal borrowed:	$8,300.00	< mo. late:	26 ( 45% )	600-620 (Oct-2007) 540-560 (Aug-2006)
Principal balance:	$2,694.64	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Debt Consolidation
I have?been employed full-time as a secretary with the same company for over 13 years.? I am working very hard towards eliminating my high interest debt.? I would like to consolidate some of my current higher interest debts with a lower interest Prosper loan so that I can get out of debt even sooner.??My first?Prosper loan tremendously helped me over a year ago to get out of the payday loan trap that I was in.? I am applying for a second Prosper loan to consolidate other loans that I have with a tremendously higher interest rate.? This Prosper loan will not be used for new debt, but to only pay off my existing higher interest debt.? I have been consistently on time with all of my bills and you will all be paid in full.? It is very important to me to pay debts.? This loan would truly be a blessing in my life.? Thanks to all of you lenders and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 4m
Amount delinquent:	$5,284	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	boisebasca	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,425.83	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate debt pay-off CC
Purpose of loan:
This loan will be used to?consolidate my active loan with Proper and to take care of some unexpected obligations. My husband lost his hearing in one ear and needs a hearing aide.? I don't have dental coverage with insurance, and I would like to have an upper and lower denture plus extractions.

My financial situation: Securing a second loan? will help me take care of our immediate needs.. Everything in life seems to be going smoothly and poof here comes the unexpected (illness, appliance repair or replacement, auto repair). Always expect the unexpected!!! If I use the monthly amount I have reserved for CC and other expenses, this new loan should just cover it.? I really appreciate this Prosper Progam.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ included
??Car expenses: $200
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$635.62

Auction yield range:	11.18% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,425	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commanding-dollar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Card
Purpose of loan:
This loan will be used to pay off two high interest credit card accounts.

My financial situation:
I am a good candidate for this loan because I have a good and steady income.? I own real estate and a car.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$594.32

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,363	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Equipment & Inventory
Purpose of loan:
This loan will be used to?buy business inventory for retail and massage tables for our massage and day spa business.? We are also adding five treatment rooms to the facility and will be using the funds to help pay the general contractor and building materials.? ?

My financial situation:
I am a good candidate for this loan because?I have?diligently paid my bills on time.? My credit history reflects this.? We are entering in this business with a friendly relationship with a hair salon in the same strip mall.? They are going to assist us by allowing us to contact their customer list for business.? I am personally investing $25000 in the business so I have lots of "skin in the game".? This business has been thoroughly researched?and we are committed to make this the best massage and day spa in our town.? We will also have over $20,000 in retail inventory and massage equipment which can serve as a collateral type purpose.? We have plenty of breathing room in our personal expenses so we are set to launch a successful business.????

Monthly net income: $
6500
Monthly expenses: $
??Housing: $ 1150
??Insurance: $ 450
??Car expenses: $ 285
??Utilities: $ 100
??Phone, cable, internet: $?200
??Food, entertainment: $ 700
??Clothing, household expenses $ 300
??Credit cards and other loans: $600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1988	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	6y 1m
Amount delinquent:	$619	Revolving credit balance:	$4,899	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	NewGee1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In support of my kids
Purpose of loan:

August I received full custody of my children. So I borrow money from my 401k, credit union and bank to finance my move. I was expecting my ex wife to file the petition for exchange of custody which she did not. So I had to file the petition my self. Until than the child support office will continue to take child support payments total about $575 a month. Next month or early November this matter will be resolve in court. But until than I need to pay some bills and basic living expense. The move cost more than I borrow so I am max out on everything. I cannot borrow any money at this time because I am in a dispute with CHASE bank. I have late fees by Chase on my account that should not be there. This has pulled my credit score way down. But I turned the matter over to Comptroller of the Currency and should have this cleaned up by November or December.

My financial situation:

All my bills to date are on time (never late) except CHASE. By next month or early November the child support would stop my ex wife will be paying me child support and the delinquency on my credit will be cleared up. If CHASE would not have made this mistake I could have gotten a loan from MARINER bank. Even though CHASE has done this to me I still make a payment every month. This is why my credit only shows a balance over $4800 since the late fees began in June. As you can see I am more than capable of paying this loan. I just need a little help to ride out this storm.

Monthly net income: $ 2400 ????

Monthly expenses: $2437
Housing: $ 1330 ?????????????????????????????????????????
??Insurance: $ 72 ?????????????????????????????????????????
??Car expenses: $100gas (car pool)???????????????
??Utilities: $150 ??????????????????????????????????????????
??Phone, cable, internet: $150 ????????????????????
??Food, entertainment: $200?????????????????????????
??Clothing, household expenses $80 ????????????????
??Credit cards and other loans: $355 ?????????
??Other expenses: I will be getting back $575 plus what I get in child support by then end of October or early November.(I can prove this!!) ???????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.75%	Starting borrower rate/APR:	30.75% / 33.14%	Starting monthly payment:	$150.02

Auction yield range:	17.18% - 29.75%	Estimated loss impact:	20.74%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1991	Debt/Income ratio:	7%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	1y 2m
Amount delinquent:	$86	Revolving credit balance:	$816	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eightiescub	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$761.42	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay off credit cards and old debts.
Purpose of loan:
I'm been working on reducing my revolving credit and improving my credit score.? I have two credit cards that I would like to be rid of once and for all to avoid the vicious cycle of paying them down and then charging them up.? There are a few items on my credit report that I would like to pay off to have them eventually fall away to help improve my score.

I had a rough year in 2007 and have been working slowly but surely to regain my health and continue to further my education and life.?

My financial situation:
I am employed full time as an accounts payable clerk and love my job and employer.? The company I work for?is striving to cure diseases and it feels nice to be working for a company trying to make a difference.? I am also a half time student working toward my degreen in Finance or Accounting.? I work hard and will make sure that this loan is payed back on time.

Monthly net household income: $ 4225.00

Monthly expenses: $
??Housing: $ 1525.00
??Insurance: $ 50.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 75.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$267.58

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1994	Debt/Income ratio:	21%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$453	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 600-620 (May-2009) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$321.19	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
consol all debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	28%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,840	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008)
Principal balance:	$4,173.04	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
Tired Of Credit Card Companies
Purpose of loan:
This loan will be used to pay off 2 high interest cards
&Remainder of current Prosper Loan..One payment is easier than 4

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1986	Debt/Income ratio:	15%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	37	Length of status:	16y 2m
Amount delinquent:	$37,998	Revolving credit balance:	$799	Occupation:	Clerical
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	57	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	june21	Borrower's state:	Ohio	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008) 600-620 (Jul-2008) 600-620 (Jun-2008) 600-620 (Jan-2008)
Principal balance:	$762.46	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Cash needed for family expenses
Purpose of loan:
This loan will be used to pay my back City taxes and make my final payment on our van.? This will also allow me to?stop using?the Payday Loan companies.? The fees are too high. ?I will have no problem paying back this loan with monthly?installments.?

My financial situation:
I am a good candidate for this loan because?without the fees mentioned above my income will be substantial to make my payments.? I am a GS-11 with the Federal Government.? I have been with the government for almost 30 years.? My debt problems arose when my?wife stopped working when my?youngest child was born 5 year ago.? She hasn't worked regularly since.? He is now in school full-time so she will be able to?work full-time.? The figure below under other loans includes the fees for the Payday Loans which I want to eliminate.? Monthly net income: $ 4260.80

Monthly expenses: $ 3288.14
??Housing: $ 911.27
??Insurance: $ 546.87
??Car expenses: $ 150
??Utilities: $ 180
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses?
??Credit cards and other loans: $?200
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$258.44

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1995	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,029	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fresco69	Borrower's state:	NewYork	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 92% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 8% )	660-680 (Jul-2007) 600-620 (Jun-2007)
Principal balance:	$1,820.41	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay down Bills
Purpose of loan:

To pay down my debt. I have used Prosper on a loan for a car. I just want to be able to pay down some debt. It's much easier to pay one bill @ month than mutiple bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$476	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Humbly-requesting	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to Build Credit on Prosper
I am looking to consolidate a couple of small bills and build my credit on this network.? I pay my bills on time and work very hard.

Monthly net income: $
2500.00.

Monthly expenses: $?
Housing: $ 3000.00????
Insurance: $ 155.00
Car expenses: $ 625.
Utilities: $ 425.
Phone, cable, internet: $ 90.
Food, entertainment: $ 350.
Clothing, household expenses $ 250.
Credit cards and other loans: $?0.
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	6	Total credit lines:	27	Length of status:	3y 8m
Amount delinquent:	$14,160	Revolving credit balance:	$3,039	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-resolute-worth	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
roof over head
Purpose of loan:
This loan will be used to?

I am a farmer and dog trainer.? I raise sheep and teach people to teach their dogs to herd the sheep.? I have been in business for 10 years and am successful at it.? My sister and I work the farm.? We were one of the people hit by the mortgage problems the country is now experiencing.? Our mortgage was on a balloon loan and when it came time to refinance the property values had changed so the mortgage converted to a high interest loan that made our payments triple.? That payment was almost impossible to make and my credit suffered.? We have since been able to negotiate with our lender and put our interest rate back to a normal percent.? Our payments have dropped back to manageable levels.? Unfortunately it takes a while to repair credit so that is why my score is low.? ? I have my dogs and sheep in several outbuildings on the farm.? About a month ago a very bad store came through. A very small tornado touched down.? It took out several trees right behind my kennel/barn, sending them into the building.? My dogs that I use to teach are now in tents and it is almost winter.? The area that I use to lamb the sheep in is also gone.? This is my lively hood.? I make very good money with the sheep and dogs.? ? The insurance only covers so much of the outbuildings damage.? I need a total of 5000.00 to rebuild.? I have very few bills and have been slowly rebuilding since my mortgage payments were returned to a manageable amount.? I will have no trouble paying back the loan.? Thank you for reading.? I hope that you will consider the investment.? I am a good candidate for this loan because?

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$756	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	obedient-community	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Family
Purpose of loan:
This loan will be used to help son out with some of his bills and to get his new son the medical care he needs.

My financial situation:
I am a good candidate for this loan because I have a good government job and I know I have made some bad choices in the past and have learned my lesson and will not miss a payment.

Monthly net income: $ 2800?

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 54.00
??Car expenses: $ 170.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $?200.00
??Other expenses: $ 50,00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1982	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,913	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	oldtimernow65	Borrower's state:	Georgia	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 600-620 (Dec-2007) 640-660 (Feb-2007)
Principal balance:	$1,270.86	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
wont to pay some high interest loan
Purpose of loan:
This loan will be used to?pay off some high interest loans and one payday loan so I can have just one monthly payment

My financial situation: is good and very managable
I am a good candidate for this loan because?I believe in paying all my bills on time and taking care of my responibilities

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $806
??Insurance: $ 250
??Car expenses: $ 90
??Utilities: $328
??Phone, cable, internet: $150
??Food, entertainment: $250
??Clothing, household expenses $ 100
??Credit cards and other loans: $640
??Other expenses: $0
The way I keep my expenses down is my son who is single lives at home and he helps pay half of rent and utilities and food so this is a great help....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$239	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RugbyFan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation--Excellent Credit!!!
Purpose of loan:
This loan will be used to? To consolidate debt at a lower interest rate,

My financial situation: I work full time and pick up some catering work on the side. I do not have many bills because I have moved back in with the folks. No rent or utilities and I carpool or take the bus to get to work. I have a cell phone, student loan, and a gym membership that is all.
I am a good candidate for this loan because?
In addition to having a good job and low bills I am very conscious of my personal financial situation. This loan will be used to pay off my credit card completely. I have become very unhappy with how they treat me and would like nothing more than to leave it at a zero balance to teach them a lesson. I have enough money to pay for this but I do not want to stretch myself too thin with the holidays approaching.

Prosper has listed me as a D because of my bank card utilization, but that is exactly what I am paying off. As you can see I have a spotless history with on on-time payments and will continue this trend with this loan as well.

Monthly net income: $ $1600

Monthly expenses: $1035
Housing: $0
Insurance: $0
Car expenses: $100 for gas and bus fare
Utilities: $0
Phone, cable, internet: $55
Food, entertainment: $300
Clothing, household expenses $50
Credit cards and other loans: $ Student loan $230 Credit Card $200
Other expenses: $100
Thank you for for the time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$114.49

Auction yield range:	14.18% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,804	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ledanottheswan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Oct-2007)
Principal balance:	$487.41	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Help me become a U.S. Citizen!
Purpose of loan:

Hi Prosper community! This is actually my second Prosper loan. I used my first loan to pay for law school application fees and now I am halfway to my degree at a top 10 law school, thanks in part to you! (The picture is me in front of the Supreme Court of the United States, my future office...haha, I wish.)

This school year I received some wonderful news: I will have the opportunity to earn a dual degree (J.D. + Masters) by spending my entire third year of law school (which we call "3L") in France!

I planned to use part of my summer job proceeds from summer 2010 to pay for U.S. citizenship for myself and my parents. The process usually takes about 7-12 months and costs $700 per person. Since I will be spending 3L abroad, I'd like to apply now so that I can hopefully get my citizenship before I leave for France. I've been a U.S. Permanent Resident for many years now and I don't want to lose the time I've stored up and start from scratch when I get back to the U.S. You see, if you leave the U.S. for more than 6 months, you lose any time you accumulated toward the 5 year minimum to apply for citizenship.

The remaining $500 are to buy out my old Prosper loan so I can simplify my payments.

My financial situation:

I don't have a great credit score for a pretty simple reason: I have a lot of credit card accounts because (like a lot of people) I made some dumb credit choices immediately upon hitting adulthood. Eep. Since then, I have worked diligently to improve my credit rating. (I can't wait to pay them all down next summer, when I finally have a real job!) I have no delinquencies and I make all of my payments in full each month.

I am a good candidate for this loan because I have steady monthly income from my scholarship and student loans; I've already been approved for the whole school year, and it's not like I'm going to get fired from school, so my income is more solid now than when I worked a full time job. In order to pay for my credit card bills and undergrad loans, I also do freelance writing work.

Please note that I have borrowed from the Prosper community before and I have never once missed a payment or paid late in the almost 23 months since my loan was funded. I am up to date on ALL accounts.

Monthly net income: $ 1900 (for "room and board" only, remaining school costs covered by separate funds)

Monthly expenses: $ 1490 (estimate)
??Housing: $ 500
??Insurance: $ n/a (one time payment at start of school year, covered by scholarship)
??Car expenses: $ n/a
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 380 (including $40/mo for Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$344.31

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1996	Debt/Income ratio:	36%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	4y 3m
Amount delinquent:	$869	Revolving credit balance:	$22,261	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	D-Man71	Borrower's state:	Florida	Borrower's group:	AA Credit***
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Freedom...Credit Card Consolidation
Purpose of loan: This loan will be used to consolidate?2 high interest rate credit cards.?Capital One is at 22.99% and?Advanta is at 33%. We are hoping for a rate of 12% or better.
My financial situation:?As a Senior Network Engineer I just received a retention bonus on top of my 14% yearly increase and was able to pay off one of my other credit cards.
Monthly net income:
$ 3,550.00 (After taxes and excludes quarterly bonuses)
Monthly expenses: $ 2,600.00 ($950 left over)
House: $1100
Gas: $225
Credit Card Payments: $750
Car payment: $525
Side Note: I previously had a loan of $11,000 which was paid off in under a year so you can be assured this will be a low risk loan. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$40,923	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wedplanner08	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off a tax bill & other debt
Purpose of loan:
This loan will be used to pay off a personal income tax bill and other debt.

My financial situation:
I am a good candidate for this loan because?I have recently?accepted a job after being laid off for the past 6 months.??Using my severance and savings, I have managed to keep on top of all of my financial obligations during this time.? But, I would like to pay off?the tax bill from 2008 and some smaller credit cards bill because the new job comes with?a pretty deep pay cut.?

Monthly net income: $ 3,000.00

Monthly expenses: $
??Housing: $?1,400.00????????
??Insurance: $ 125.00
??Car expenses: $ 500.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 180.00????
??Food, entertainment: $ 150.00
??Clothing, household expenses $?100.00
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$118.99

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,299	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	impressive-openness	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card Debt
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I always pay debts on time and plan to build a new debt free future

Monthly net income: $ 2,600

Monthly expenses: $
??Housing: $ 450
??Insurance: $150
??Car expenses: $ 350
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 275
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$307.60

Auction yield range:	17.18% - 21.50%	Estimated loss impact:	35.72%
Lender servicing fee:	1.00%	Estimated return:	-14.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	45%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,548	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Uniq007	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-540 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Dog Paradise to bring in $250k Min
PURPOSE OF LOAN

I'll try to keep it simple...A few months ago I bought a home on 11 acres of beautiful partially-wooded farm land.? I have reserved 4 of my acres for dog boarding and have already prepped and cleared most of the 4 acres.?
My "Canine Retreat" will offer what no other local dog boarding business offers: over four acres of open fields and lush forestry to wander and run through; private kennels that are actually bigger than a closet (10x10 with rain cover and dog igloo); grass (all of the kennels I've ever seen only provide astroturf or pebble-covered ground); room to stretch and run as far and as fast as they wish;? a private creek for dogs to swim in; pet pick-up and drop-off (free for stays of 3 days or more); free photographs and video of their dog(s) having a blast!? Also, an on-call veterinarian 24/7.?

On average, dog kennels charge $65 or more for a dog, and they don't provide even half of the amenities I provide!!!? PLUS, they're turning away business because they're TOO FULL!? So, with 10 kennels at $65 a dog ($20 for each additional family dog, in the same pen) I would have no problem making $250,000 a year minimum!? For a smaller fee, I will even provide non-boarding owners the opportunity to bring their dogs for a day of play, exercise, and swimming together (should the weather permit)!

I haven't seen anyone else offering what I am offering - my business is unique!? I've already had lots of interest and people are asking when I will be open!!!!

The loan will be used to buy kennels, dog igloos, safety inspection, updating fencing, a website, and marketing/promotions.

MY FINANCIAL SITUATION

I recently was the victim of a car accident, so the money I was going to use to get this business started has been exhausted.? So, whether it's money from my accident or money from this business, I will have absolutely no problem paying this loan off very soon!?? I'm seeking help through Prosper because it may still take a few months or more to get full vehicle and medical compensation.? I have had a loan through Prosper before and I have never in my life been late with any payment or missed a payment. NEVER.? You can check my history!? I'm open to any questions.

Thank you for your time. :-)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.70

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1988	Debt/Income ratio:	26%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	44	Length of status:	6y 0m
Amount delinquent:	$193	Revolving credit balance:	$24,751	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	totalsleepchip	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	760-780 (Nov-2007) 680-700 (Sep-2007) 740-760 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Growing healthcare business
Hello,

My name is Chip and I am the President of Total Sleep Management, Inc. We are a Sleep Disorders Center with 7 clinics currently open in Florida. We specializing in sleep diagnostics and are an independent privately owned company. We will gross $2.8m this year and are projecting $3.5m for 2010.

We have posted 30% revenue growth annually since opening our first center in 2003. This year, 2009 has been our best ever. We are currently remodeling one of our centers to double its capacity. We have hit a wrinkle - Our equipment financing company (VGM) is not extending us anymore credit. This is in spite of auto-drafted payments towards leases of Sleep diagnostic systems. We have never been late or defaulted on payments. We have paid off 6 out of 12 notes with them.

I have to cough up $47,000 for 2 new systems. If I could finance ? of that through Prosper it would really help.

Thank you for your consideration.

CH
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$119	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	greenback-orchestra	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment on new home
Purpose of loan:
This loan will be used to?Help with the purchase of a new home. My wife and I are starting a family and need to trade the downtown condo for a single family home. The market has left us with very little equity in our condo and we need about 35k for the down payment on the new home and realtor fees for the sale of the condo. We have access to 25k and are looking for a loan to supplement the difference.

My financial situation:
I am a good candidate for this loan because?I am a financially solvent and responsible business owner with a steady income and solid credit. My average fico score is over 750 and my wife's average is over 800. I don't spend beyond my means and have very little personal debt (my debt to income ratio is 9%). I am diligent with my payments and as a business owner for over 7 years, I understand the value of having great credit. I currently gross $10,500 monthly clearing $7000. I have the following expenses: mortgage/taxes: $2400 condo dues $100 auto $670 utilities $300 college loans $295 auto insurance $50 credit card payments $100 food $400 gas $200 misc. $400 total expenses $4910.00. Total monthly expendable income: $2090.00. I have been using much of this expendable income to pay for pay off debt over the last couple of years and as you can see by my profile am nearly free of any revolving credit card debt. My wife works as an executive assistant for a consulting company and our combined yearly income is between 180k-200k. I personally have 7k in savings (will be 9k in 2 weeks) and can provide proof of this upon request. As for the 2 delinquencies showing in the past 7 years, one was a tiered school loan that was set up for auto payment through my bank. The payment increased by $12.00/month and I didn't notice it for 3 months/3 payments. This caused my two monthly payments to be $24.00 short and causing a 90 day late. This was over 5 years ago. According to my equifax report, this is the only delinquency showing in the last 7yrs. I'm not sure what the other one is, but am currently requesting reports from experian and trans-union to see if I can figure out why it is showing on my report. Please contact me with any other questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$216.92

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	53%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	33 / 33	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$61,843	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shopforsaving	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008) 720-740 (Oct-2007) 720-740 (Dec-2006)
Principal balance:	$492.67	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Consolidating credit cards and loan
Hi, I work as a Director??an educational company. I have?couple credit cards with high APR(16-18%) and a Car Loan at 12% APR. I will use this money to pay off?the highest intrest credit card. Cards with high APR:
Bank of Americal - $6300 - 18% APR
Citibank - $2900- 15.9 % APR
Car Loan - $1800 - 12% APR (Chase)

We have a home and?our current housholed income is $172,000 (including spouse's income).My credit grade is "A". I?always pay my bills on time.?My last propser loan will be paid off this December. Monthly Income: $9,700 after taxes($3800 mine + $5700 spouse) Monthly Expenses:
Mortgage: $2800 (including PMI)
Insurance: $65
Car Payments: $400 ( 5 payments left)
Car Insurance: $150
Commute and auto related: $350
Utilities: $600
Household expenses: $1800 (including food, clothing, other bills)
Credit Cards: $1500
Student Loans: $636
First Prosper Loan: $161(3 payments left)
Savings: $700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1998	Debt/Income ratio:	60%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$47,811	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	emjaybee	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 720-740 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Paying Off Useless Credit Card
Why am I looking to borrow?

I am learning what type of accounts are good on a credit report and what type of accounts may hold me back.? I currently have a higher interest rate credit card that's not doing anything for me except taking money out of my pocket each month and holding back my credit score.? I would like to pay off this balance and close the account to help reduce my dependency on consumer debt.

What will I do when I get funded?

I plan on paying off this balance and closing the account.? My current monthly payment is $92 which is slightly more than a funded Prosper loan at the original interest rate.? I would rather pay a few dollars more per month and know there is a 36 month light at the end of the tunnel than have a lower monthly payment as I slowly pay off a credit card and drag this burden out as long as the credit card company want their hooks in me.

How will I pay back my loan?

My loan is set for automatic and electronic payment to guarantee on time payments.? Payments will be made with funds that used to go to this useless credit card.? I also paid back my previous Prosper loan early and would like to do the same here too.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	2y 3m
Amount delinquent:	$10,130	Revolving credit balance:	$7,466	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	eps	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 93% )	680-700 (Latest)
Principal borrowed:	$3,600.00	< mo. late:	1 ( 7% )	760-780 (Jul-2008) 780-800 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
invoice advance
Purpose of loan:
I have just recently completed a short-term consulting engagement after a very long dry spell of no work. The payment terms are net 45, but I need the money before hand to offset expenses for other upcoming engagements and to catch up on my bills. This loan will serve as a temporary stopgap until I can receive payment for services rendered.

My financial situation:
I am a good candidate for this loan because I've used Prosper for a loan before and paid it in full, and I expect to do so again very quickly.

Monthly net income: $ 9000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 250
??Car expenses: $ 1600
??Utilities: $ 600
??Phone, cable, internet: $ 500
??Food, entertainment: $?200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.18%	Starting borrower rate/APR:	20.18% / 22.42%	Starting monthly payment:	$447.06

Auction yield range:	17.18% - 19.18%	Estimated loss impact:	19.07%
Lender servicing fee:	1.00%	Estimated return:	0.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1993	Debt/Income ratio:	28%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Tech_Teacher	Borrower's state:	California	Borrower's group:	AA-C Rated Borrowers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2007)
Principal balance:	$3,588.18	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
For my daughter
Purpose of Loan: This loan is to do two things. First it will pay off my Private Student Loan through Sallie Mae, pay off the remaining balances I?incurred with the IRS for 2008, and pay off my Family Law Lawyer, as my ex-wife had taken me back to court for custody of our beautiful 13 year old daughter this past June. The second thing this loan will do is give me a security blanket of $5000.00, just in case my ex-wife takes me back into court again once our case is finally settled.
Current Financial Situation: I am?a single father,?private school teacher, and a mentor to hundreds of inner school kids who have no direction. My work includes a lot of volunteering and church work. I do have a small outside source of income that was cut off due to the court case, as I was contracting with my lawyer. I am also currently building a solid client listing, in networking, computer repair, and computer tutoring. These activities will pay off in the long term. I also work full time and will have no problem paying back the loan.Current Monthly Income: $ 3,000.00Monthly Budget:?? Housing: $ 875.00
??Federal Student Loan: $ 188.00
??Car Insurance: $ 126.29 Car Note: $ 326.00? / 2,500.00 owed
??Utilities: $ 73.94
??Phone, cable, internet: $ 226.78
??Food, entertainment: $350.00
??Daughters School Tuition (DST): $ 212.00
??Sally Mae Private School Loan: $ 77.00 / $4,000.00
??Legal Fees: $ 200.00? / 3, 500.00 owedTaxes 2008: $ 200.00 / $ 3, 600.00 owedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1980	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	35	Length of status:	0y 6m
Amount delinquent:	$4,561	Revolving credit balance:	$5,042	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-entertaining-interest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt free
Purpose of loan:
This loan will be used to?get ahead of debt payments.

My financial situation:
I am a good candidate for this loan because?I had great credit and my mortgage was refinanced to 15 years at 5% just before being laid off 8 months ago. I now have a great job and plan to be debt free in 3 years.

Monthly net income: $ 7600

Monthly expenses: $ 2425
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1975	Debt/Income ratio:	52%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	25 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$165,786	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	new-satisfying-deal	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding expenses
Purpose of loan:
This loan will be used to? I am trying to obtain funding to pay for my daughters wedding. This is my first daughters wedding and I'm finding it difficult to get funding from local banks and institutions. I Do not want to disappoint my daughter and would appreciate your consideration for this loan.

My financial situation:
I am a good candidate for this loan because?
I am 58 years old?and?have never filed bankruptcy or defaulted on any loan or financial obligation in my life.
All my monthly payments are current. I have worked at my present job for 14 and 1/2 years and resided at my present address for over 26 years.
Monthly net income: $
81000
Monthly expenses: $
??Housing: $?2000
??Insurance: $250
??Car expenses: $?500
??Utilities: $?400
??Phone, cable, internet: $ 200
??Food, entertainment: $?400
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 60000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	14.18% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1979	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$50,338	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	luminous-loot	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am current on all my debts.? I pay on time, I just don't have enough to make extra payments and my credit card interest rates are too high to pay off.? I want to pay off all of my debt.? I have worked at my job for 15 years as a statistician with the federal government.? My employment is secure and I have a 401k with a balance of ~$80,000.? I just need help to start getting this credit card debt paid off.? I got into debt when my husband was unemployed and I was getting my MPA and I had to pull cash from credit cards.? He now has a steady job and we have enough to meet all expenses.? I own my own home and have always made current payments.

Also, my credit score on Transunion today was 680.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1500????????
??Insurance: $ 75
??Car expenses: $?100
??Utilities: $?85
??Phone, cable, internet: $?100
??Food, entertainment: $200??
? Clothing, household expenses $ 150
??Credit cards and other loans: $?1700
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1980	Debt/Income ratio:	26%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,780	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	worldly-principal8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a steady and stable record of employment and residence.

Monthly net income: $ 4960

Monthly expenses: $
??Housing: $ 940
??Insurance: $ 187
??Car expenses: $ 755
??Utilities: $?115
??Phone, cable, internet: $ 296
??Food, entertainment: $ 700
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,380	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wealth-monger	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$1,441.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
consolidating existing obligations
Purpose of loan:
This loan will be used to??consolidate existing financial obligations.?? I'm trying to simplify my finances to pay off some hospital bills and other misc. bills to make?my?financial life?easier to handle.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time and am very conscientious about my obligations.? I am currently buying a home?where the rental payments I am making is going toward the purchase-therefore it is not classified as an ownership at this point.

Monthly net income: 3064.00
Monthly expenses:?

??Housing: $ 400.00
??Insurance: $?31.00
??Car expenses: $ 25.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $?500.00
??Other expenses: 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1996	Debt/Income ratio:	20%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,357	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Calloway1989	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,125.00	< mo. late:	0 ( 0% )	600-620 (Sep-2007)
Principal balance:	$1,418.59	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off debt - Job Change
Purpose of loan:
I used my last Prosper loan to pay off high interest debts from my divorce. I am now remarried and we are working at paying off the rest of our old high interest debts so we can be in a better place financially to save for college for our 4 kids.

My financial situation:
I work in sales for a small financially stable company that's been in business for 14 years and is operating in the black. I've been in sales for the last 7 years and have consistently earned enough to save and put money away. This loan will allow me to better manage my finances by paying off high interest credit cards and other loans.

Monthly net income: $ 4400

Monthly expenses: $ 3920
??Housing: $ 1655
??Insurance: $ 80
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $?350
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 385
??Other expenses: $ 800 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.29%	Starting borrower rate/APR:	23.29% / 25.57%	Starting monthly payment:	$194.31

Auction yield range:	8.18% - 22.29%	Estimated loss impact:	8.53%
Lender servicing fee:	1.00%	Estimated return:	13.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	21%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,309	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lilies630	Borrower's state:	Georgia	Borrower's group:	Big Red Money Machine Entrepreneurs & Debt Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to?pay off bank of america-high interest credit card?

My financial situation:
I am a good candidate for this loan because? i have had a prosper loan in the past and and been in good standing

Monthly net income: $ 3,500.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 130.00
??Car expenses: $ 295.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 115.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 10,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2000	Debt/Income ratio:	7%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$231	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Proserlender	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Rental Home
Purpose of loan:

I am using this loan to purchase a rental home near Cleveland, OH with the assistance of seasoned real estate investors at http://www.rooftopinvestment.com/Total investment in the home will be about $35k. I need cash up front for the loan and already have approximately $25. I wanted to try Prosper before going to a hard money lender for the rest. The plan is to buy the home, fix it up, rent it out, then refinance in 6 months and pull out equity to pay this loan off. If the refi does not cover the loan I can pay off?remaining balance with positive cashflow or earned income.

My financial situation:I am a disciplined spender with a passion for financial intelligence. My plan is to keep my job as a Firefighter/ Paramedic while building wealth in real estate. I own the home I live in via 30yr fix mortgage at 5.6% and plan to pay it off in less than 25 years.? Aside from my home mortgage, I am debt free. I have great credit! ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1996	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,811	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	peaceful-dollar6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards with very high interest rates.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.??My life has changed so much in the last 2 years (getting married, purchasing a home, having a baby), some things have gotten out of order.?? This loan will?help me get control of my finances and avoid high credit card interest rates.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$266.89

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2003	Debt/Income ratio:	3%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unconquerable-yield	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Turning house into a rental
Purpose of loan:
This loan will be used to? do some home improvements on the hom emy wife and I currently own.? My plan is to build a 4th bed room and bath that is up to city code, as well as finish the basement, and rent this home out to 4 tenants. ? Contractors have estimated will cost about 15,000, and I just need another 5,000? Our hope is to purchase another home while the market is down, and turn a profit with a rental home.

My financial situation:
I am a good candidate for this loan because? I make a very good living as a regional retail store manager for Sprint/Nextel.? I manage stores all over the southeast.? I've been working for this company since I've graduated from NC state, about 5 years ago.? I have almost no debt, other than a small student loan, and a mortgage.

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 4,00
??Car expenses: $ 950
??Utilities: $ 500
??Phone, cable, internet: $200
??Food, entertainment: $ 800
??Clothing, household expenses $300
??Credit cards and other loans: $ 200
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$92.32

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1980	Debt/Income ratio:	17%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,161	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	auction-molecule0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional Timing Hardware
Purpose of loan:
The proceeds for this loan will be use to purchase additional timing hardware. This new hardware will allow us to time a much larger event. Currently we use hand held scanners and we have timed adventure races, small 5K and bike events. This hardware will interface with the software I developed. Our software is able to display live race results on a large screen TV at the event.
My financial situation:The timing business is totally self supporting and gives us the ability to race and see other parts of the country. The timing business is able to pay this monthly expense and if for any reason it is short I will be able make up the shortfall.
Monthly net income: $ 4340

Monthly expenses: $
??Housing: $ 618
??Insurance: $ 325
??Car expenses: $ 318
??Utilities: $ 166
??Phone, cable, internet: $ 185
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$395.82

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,842	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	3
Screen name:	profitable-penny	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ice Cream/Health Food Store
Purpose of loan:
This loan will be used to pay the remaining balance for my licensing agreement for the new d'Lites Emporium in Orlando, FL.? The total amount of the licensing agreement was $17,500.? I paid half up front, and now owe the other half ($8,750)

My financial situation:
I am a good candidate for this loan because my husband works in the business full time and I am a doctor with private practices in Alabama and Florida.? My salary alone has supported our family and the business for the last 6 months as we were getting the store ready.? There are only a handful of Clinical Neurpsychologists in the areas where I own practices, so there is not much competition.

We have invested approximately $70k of our own money, and the remainder on credit cards.? I have never made a late payment in my life, but my score has been lowered because of the balances on the credit card and several inquiries that came from starting a new business.

We were almost able to cover the full amount of the start-up costs, but unforeseen circumstances came up that cost us money.? Store construction took about 2 months longer than expected, so we had to pay rent for 2 months without doing any business.?

We have been open a little over a month, and sales are supprisingly strong without any advertising.? Just the brand recognition of d'Lites and our location is bringing in customers!? Our monthly expenses are around $10k and our revenues are around $7k.? We have no problem making up the difference.? Several other d'Lites have opened in the past 8 months, and ALL of them are making a profit.? Another d'Lites in Florida that has been open for 5 years is bringing in $30-40k in monthly revenues.?

For more information about the store, visit:? www.orlandodlites.com

And, even if the worst happens, and the store burns down, I can easily make the payments on the loan.

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 1,600
??Insurance: $ 400
??Car expenses: $ 323
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1,000 (student loan for becoming a doctor :)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	13%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 6m
Amount delinquent:	$164	Revolving credit balance:	$93	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nikki17	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 79% )	720-740 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	3 ( 21% )	740-760 (Jul-2008)
Principal balance:	$2,754.46	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off 2 small credit cards.

My financial situation:
I am a good candidate for this loan because? I keep my accounts current and have been with Prosper for 1 year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$333.00

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2000	Debt/Income ratio:	44%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$36,674	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thoughtful-agreement	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me eliminate my credit cards..
Purpose of loan:
This loan will be used to wipe out my credit card debt.? Currently I have 2 cards with total balances of near $10,000.00

My financial situation:
I am a good candidate for this loan because I make payments on time and have a steady secure job in retail banking industry for one of America's strongest banks.? I just need a little jump start on these cards from my youger college days.? I keep paying a little over the minimums, but they never seem to go away!? Would appreciate assistance to get rid of these VERY high interest rates.????

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,240	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	Richard12167	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan needed
Purpose of loan:
I am applying for this loan for two reasons: To build my credit worthiness here and to make a purchase.
My financial situation:
I pay all my bills on time. I have never had a late payment on any credit account. I am employed full time as well as a full time student; I am studying to become an RN.
Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 935
??Insurance: $ 100
??Car expenses: $120?
??Utilities: $ 80
??Phone, cable, internet: $100
??Food, entertainment: $ 200
??Clothing, household expenses $50
??Credit cards and other loans: $50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1998	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,489	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Pepper43	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying Off Taxes
Purpose of loan:
This loan will be used to pay my 2008 federal income taxes to prevent further interest charges

My financial situation:
I am a good candidate for this loan because I am a second time Prosper borrower. I paid my first loan off two years early and will try and do the same with this one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$192.25

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$166.50

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$40,703	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	coolerzone	Borrower's state:	California	Borrower's group:	U.S.M.C. Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 680-700 (Dec-2007)
Principal balance:	$7,786.96	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Lower Interest Rate on This Loan
Purpose to Refinance the Prosper loan we took in Dec 2007 for $12,000. we have paid on time never missed a payment.
I want a lower rate.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$261.89

Auction yield range:	17.18% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	47	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$140,383	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	christopher829	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Technology Upgrade
Purpose of loan:?
I am a franchise owner of?two retail?stores in Missouri.? I have an SBA loan from when I purchased the?company, but now it is time to upgrade our computer network and security system.??I have received 3 bids for each phase of the upgrade and the total amount with installation will be $7,900.? I have $1,400 cash that I'll be putting in and am looking for a loan for the remaning $6,500.??

Equipment:
Following is a list of equipment that will be purchased with the funds, along with installation.

1.? Cisco Secure VPN Router
2.? Cisco Catalyst 24-Port Lan Switch
3.? Everfocus 9-Camera eDVR recorder, 500 gb
4.? 5 GANZ Color Cameras with?12mm lens and mounting support
5.? 5 Outdoor housings / heater for cameras
6.? Transformers and power supply
7.? 19" LCD Color Monitor

The equipment come with a 3-year full warranty on?parts and a 2-Year full warranty on labor.

Monthly Personal?Gross Income: $6,800.00

Monthly expenses: $4,061???
Housing: $815???
Insurance: $670???
Car expenses: $360???
Utilities: $296???
Phone, cable, internet: $130???
Food, entertainment: $790???
Clothing, household expenses $175???
Credit cards and other loans: $575???
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,180.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$840.11

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1995	Debt/Income ratio:	27%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 640-660 (Jun-2008) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,590.48	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay off Balloon payment
I am a good candidate for this loan because I had been in Prosper long time ago and I always pay on time,my credit is good and I am taking care of it,before I was negligent in follow up with my credit but now I am always checking that everything is ok,.
I have 3 properties and I have one with a mortgage 20 000 I want to pay off to get the property free and clear to avoid unnecessary insurance,
This property is in a great location if you know miami 2 blocks away from Biscayne Boulevard and is rented by 2000 monthly means
I can pay very easily besides I am a prosper lender also and my stock market is going good as a private investor I consider myself succesful,
I am always working in my own businesses and for hotels partiming as bartender or banquet server,time is money and I use it properly.
???? My goal is pay this balloon payment I have one year more to do it but for me the sooner the better.Florida was out of propsper for a while
I am improving again my portfolio in prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1986	Debt/Income ratio:	42%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	22 / 22	Employment status:	Retired
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$37,136	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	five-star-return	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS AND BILLS
Purpose of loan:
This loan will be used to pay off some high interest credit cards and some small bills?

My financial situation:
I am a good candidate for this loan because my income is steady, I will not face any lay offs and the monthly checks are deposited into my bank account on the same day of each month.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$390.22

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1995	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,813	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	7
Screen name:	gain-serrano	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping out a sick relative
Purpose of loan:
This loan will be used to help with health care expenses for a sick relative?

My financial situation:
I am a good candidate for this loan because I pay my loans on time and earn in excess of $100000 per annum.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 120
??Car expenses: $ 170
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $?200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ Nil
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,995.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$331.98

Auction yield range:	3.18% - 11.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	16%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	20y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,531	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	1971-Cuda	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to pay off Credit Card
Purpose of loan:
This loan will be used to?
Pay off credit card debt. I am looking to pay off all my debt, and this is a good way to pay it off faster.
My financial situation:
I am a good candidate for this loan because?
I have been a police officer for over 20 years, I am on the?SWAT unit,?and head the Detective unit for the past 12 years. I have a good stable job, and I make good money. I also have investment property income. I have never missed a payment, nor have I ever been late on any loan payment. Like you I have made several investments over the years so I know how important it is to you that you get your return. If you help me by funding this loan I promise that it will be paid in full, and on time. My monthly income is more than my monthly expenses even before I consider my wife's income into the equation.
Thank you in advance for any help.
Jim
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$217.46

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2001	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$838	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	bold-nickel-saxaphone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my high intrest credit cards.

My financial situation:
I am a good candidate for this loan because? my credit is very important to me. I want to have some extra money to be able to do stuff with my 4 kids.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1027
??Insurance: $ 200
??Car expenses: $ 390
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,650.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$288.21

Auction yield range:	4.18% - 20.00%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	76%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$58,383	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	JCJanko	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	700-720 (Latest)
Principal borrowed:	$40,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2007) 620-640 (Feb-2007)
Principal balance:	$5,232.49	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Last Try! 3rd Loan, Great Rate!
Thanks to all who bid on the last listing.?I looked over the numbers and decided on the highest rate I would accept a loan, which is what I am paying on the card. If not this time, I'll have to just pay down the card like I've been doing. I'd like to save some money and not reward the credit card for raising the rate (although I can't fully blame them with where banking is at right now).

Here's a quick summary of my first two loans for those who don't have time to go back:
-Got sick while in college and ran up debt for doctor visits and procedures
-After getting healthy started working in collections
-Have now worked at State Farm corporate headquarters for almost five years
-Got first loan and organized debts, decreased APR's, refinanced home
-Got second loan to pay off the first to decrease payment amount and APR
-Have been paying down debt ever since

As you can see, since my last loan I have paid down a great deal of debt. Now that banks are raising rates to astronomical numbers, I feel it would be best if I converted some more of that debt into a fixed interest loan. My situation is nearly exactly the same as my last loan with a few exceptions:

-Less debt
-Increase salary
-Much lower APR's on revolving debt
-I am now back in school while working FT
-I have a $1500 money market account for an emergency

Most of my debt right now is at a fixed rate because I took advantage of some balance transfer offers (for the life of the loan) knowing that rates would rise, so this will cut into the remaining. This will pay off one credit card at 23% APR (just got jacked up for no negative reason). The average APR of my debts now is about 8%. I want to keep it around 10%.

For reference, I am NOT paying off my current loan with this one. I may be paying it off with my tax refund at earliest.

Feel free to ask any questions, but that should cover it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$85.95

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,643	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	bold-organized-duty	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to fix my car
Purpose of loan:
This loan will be used to fix my car

My financial situation:
I am a good candidate for this loan because im a hard worker.?I dont like to depend on people to give me rides to work.

Monthly net income: $

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 95
??Car expenses: $?
??Utilities: $
??Phone, cable, internet: $ 25
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$289.51

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	4y 11m
Amount delinquent:	$413	Revolving credit balance:	$11,630	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hmack04	Borrower's state:	Colorado	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
My Husband and I have been married for 15 years, with two wonderful boys!
We both have Jobs, my husband has worked for his company since Aug of 2004 and I have been with my company since 10-2004.
This loan will pay off my credit cards and payment would be about half of what we are paying now, and secondly, one payment instead of 5.
I know that my profile states I am delinquent, in the amount of a little over 400.00
This has been taken care of!
Thanks so much for reading!
Purpose of loan: The purpose for this loan is to consolidate my loans.
We are home owners. If you have any questions please email me.

My husband has?a?full tim Job.
My husbands income is 3800.00 Month My income is 1400.00/ month I am part time.

My monthly budget:
Mortgage/rent: $1400.00
Insurance: $122.00
Car expenses: $220.00
Utilities: $150.00
Phone, cable, internet: $150.00
Food, entertainment: $300.00
Clothing, household expenses $300.00
Credit cards and other loan payments: $750.00 ( this will go down with the prosper loan)
Other expenses: $300.00
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Information in the Description is not verified.